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1 • June 2014 Accelerating Growth in Automotive and Industrial End-Markets Investor Presentation June 9, 2014 Exhibit 99.2

2  • June-2014
Cautions Regarding Forward-Looking
Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include, but are not limited to, statements related to the consummation and benefits of the acquisition by ON Semiconductor Corporation (“ON”) of Aptina Imaging. (“Aptina”) and the future financial performance of ON.
These forward-looking statements are based on information available to us as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond our control. In particular, such risks and uncertainties include, but are not limited to, the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise; the risk that the transaction does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained; there may be a material adverse change of us or Aptina or our respective businesses may suffer as a result of uncertainty surrounding the transaction; the transaction may involve unexpected costs, liabilities or delays; difficulties encountered in integrating Aptina;
difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits and cost savings may not materialize as expected; the prospect that the automotive and industrial sensor markets will not grow as rapidly as currently anticipated; the variable demand and the aggressive pricing environment for semiconductor products; the adverse impact of competitive product announcements; revenues and operating performance; changes in overall economic conditions and markets, including the current credit markets; the cyclical nature of the semiconductor industry; changes in demand for our products;
changes in inventories at customers and distributors; technological and product development risks; availability of raw materials;
competitors' actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings;
changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements risks associated with international operations including foreign employment and labor matters associated with unions and collective bargaining agreements; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks related to new legal requirements; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s
Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the
Securities and Exchange Commission. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

3  • June-2014
Transaction Overview
1. According to Aptina’s unaudited results as of  May 29, 2014
Transaction
• ON Semiconductor signs definitive agreement on June 9,
2014 to acquire Aptina Imaging
Price • Total consideration of approximately $400 million in cash
Financing
• ON Semiconductor will use cash on the balance sheet
and its existing revolving credit line to finance the
acquisition
Timing
• Expected to close in 3Q 2014, subject to regulatory
approvals and other customary closing conditions
Aptina
Financials
• LTM revenue of ~$532 million, ~29% gross margin, and
~3% operating margin
1
• Expected to be immediately accretive to pro-forma EPS
3  • June-2014

Aptina Snapshot
• Fabless provider of high-performance
CMOS image sensors
• Strong IP portfolio with over 2,000
issued and pending patents
• Leader in automotive image sensor
market
• Headquartered in San Jose, CA;
approximately 650 employees
Aptina FY2013 Revenue
Source: company reports
Automotive and
Industrial
46%
Camera
10%
Mobile
27%
PC and Gaming
17%
4  • June-2014

Strategic Rationale
Accelerates growth in
high-margin industrial
and auto end-markets
Vastly expands ONNN’s
Imaging business
Increases depth of
ONNN’s customer
engagement
Value Creation
• Expands ONNN’s technology and solutions
portfolio with leading customers in focus
automotive and industrial end-markets
• Industrial/auto related CMOS image sensor
CAGR of ~16% during 2013-18
1
• Aptina is the market leader in automotive image
sensor market
1
• Establishes ONNN as a leader in industrial/auto
image sensor market
• Highly complementary business – almost no
overlap with existing business
• Potential for synergies across multiple imaging
businesses
• Expected to be immediately accretive, targeting
pro-forma accretion of 8c in 2015,10c in 2016
1. Source: 2H 2013 CCD/CMOS Area Image Sensor Market
Analysis.
Techno Systems Research Co., Ltd., 2013. Print.
5  • June-2014
Tokyo:

ONNN Long Term Imaging Vision
Leadership in Industrial and Automotive Image Sensors
Truesense
May 2014
CCD image sensors
for high-end
industrial
applications
Aptina
3Q 2014
CMOS image
sensors for broad-
based industrial &
auto applications
ONNN
Image Sensor Products
CMOS image sensors
for high-end industrial
applications
ONNN Imaging Capabilities
Industry leading imaging IP portfolio with approximately 2,500 patents
Strong software capabilities
Broad sales reach and solid operational expertise
6  • June-2014

Strong Financial Outlook
1
1. Assuming  close in 3Q14
33%
36%
39%
6%
10%
12%
$0.01
$0.08
$0.10
2014 2015 2016
Post-Closing Pro-forma Financial Targets
Gross Margin Operating Margin EPS
7  • June-2014
Expected to be immediately accretive to earnings, improving margin outlook

8  • June-2014
Execution Plan
Manufacturing and
Operations
Retain current manufacturing
and operations arrangements
Synergies
Generate operating synergies across
all imaging businesses
Potential for synergies in G&A and
operations (synergies in R&D limited)
End-Market Focus
Drive growth in higher margin and
fast growing industrial and automotive
end-markets
Leverage ON Semiconductor’s broad
sales reach and customer
relationships to accelerate growth
Organization
Post-integration: Organize all imaging
businesses into one cohesive group
Retain key leadership and technical
talent at Aptina and at other imaging
businesses

9  • June-2014
Imaging Landscape
Source: 2H 2013 CCD/CMOS Area Image Sensor Market
Analysis.
Techno Systems Research Co., Ltd., 2013. Print.
Automotive / Industrial CMOS image sensor market 2013-2018
CAGR of approximately 16 percent, versus 6 percent for overall
CMOS image sensor market
Industrial & Auto CMOS
Image Sensor Market
Total CMOS Image Sensor
Market
0
2,000
4,000
6,000
8,000
10,000
12,000
2013 2014 2015 2016 2017 2018
Ind & Auto Camera Computing & Consumer Mobile Other
0
200
400
600
800
1,000
1,200
2013 2014 2015 2016 2017 2018
Tokyo:

10  • June-2014
Rear/Rear-side
Side
•Passenger Monitoring
•Drowsy Driver
•Instrument Control
•DVR
•Air Bag
Front/Front-side
In Car
Image Sensor Proliferation in Automotive
• • Front View
• Forward Collision Warning
• Lane Departure Warning
• Auto High-beam Control
• Traffic Sign Recognition
• Pedestrian Detection
• Adaptive Cruise Control
• Night Vision
• Mirror Replacement
• Surround View
•Top View
• Blind Spot Detection
• Backup Camera
• Surround View

11 • June-2014 Additional Information For additional information visit ON Semiconductor’s corporate website, www.onsemi.com or for official filings visit The SEC website www.sec.gov Where to find it